Supplemental Information
Third Quarter 2024

Current-period information is preliminary and based on company data available at the time of the earnings presentation. It speaks only as of the particular date or dates included in the accompanying pages. Bank of America Corporation (the Corporation) does not undertake an obligation to, and disclaims any duty to, update any of the information provided. Any forward-looking statements in this information are subject to the forward-looking language contained in the Corporation’s reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which are available at the SEC’s website (www.sec.gov*) or at the Corporation’s website (www.bankofamerica.com*). The Corporation’s future financial performance is subject to risks and uncertainties as described in its SEC filings.

* Website content is not incorporated by reference into this Supplemental Information.

Bank of America Corporation and Subsidiaries
Consolidated Financial Highlights
(In millions, except per share information)
	Nine Months Ended September 30		Third Quarter 2024	Second Quarter 2024	First Quarter 2024	Fourth Quarter 2023	Third Quarter 2023
	2024	2023
Income statement
Net interest income	$41,701	$42,985	$13,967	$13,702	$14,032	$13,946	$14,379
Noninterest income	34,839	33,637	11,378	11,675	11,786	8,013	10,788
Total revenue, net of interest expense	76,540	76,622	25,345	25,377	25,818	21,959	25,167
Provision for credit losses	4,369	3,290	1,542	1,508	1,319	1,104	1,234
Noninterest expense	50,025	48,114	16,479	16,309	17,237	17,731	15,838
Income before income taxes	22,146	25,218	7,324	7,560	7,262	3,124	8,095
Pretax, pre-provision income (1)	26,515	28,508	8,866	9,068	8,581	4,228	9,329
Income tax expense (benefit)	1,679	1,847	428	663	588	(20)	293
Net income	20,467	23,371	6,896	6,897	6,674	3,144	7,802
Preferred stock dividends	1,363	1,343	516	315	532	306	532
Net income applicable to common shareholders	19,104	22,028	6,380	6,582	6,142	2,838	7,270
Diluted earnings per common share	2.40	2.72	0.81	0.83	0.76	0.35	0.90
Average diluted common shares issued and outstanding	7,965.0	8,153.4	7,902.1	7,960.9	8,031.4	8,062.5	8,075.9
Dividends paid per common share	$0.74	$0.68	$0.26	$0.24	$0.24	$0.24	$0.24

Performance ratios
Return on average assets	0.84%	1.00%	0.83%	0.85%	0.83%	0.39%	0.99%
Return on average common shareholders’ equity	9.59	11.63	9.44	9.98	9.35	4.33	11.24
Return on average shareholders’ equity	9.31	11.10	9.30	9.45	9.18	4.32	10.86
Return on average tangible common shareholders’ equity (2)	13.02	16.09	12.76	13.57	12.73	5.92	15.47
Return on average tangible shareholders’ equity (2)	12.23	14.78	12.20	12.42	12.07	5.71	14.41
Efficiency ratio	65.36	62.79	65.02	64.26	66.77	80.75	62.93

At period end
Book value per share of common stock	$35.37	$32.65	$35.37	$34.39	$33.71	$33.34	$32.65
Tangible book value per share of common stock (2)	26.25	23.79	26.25	25.37	24.79	24.46	23.79
Market capitalization	305,090	216,942	305,090	309,202	298,312	265,840	216,942
Number of financial centers - U.S.	3,741	3,862	3,741	3,786	3,804	3,845	3,862
Number of branded ATMs - U.S.	14,900	15,253	14,900	14,972	15,028	15,168	15,253
Headcount	213,491	212,752	213,491	212,318	212,335	212,985	212,752

(1)    Pretax, pre-provision income (PTPI) is a non-GAAP financial measure calculated by adjusting pretax income to add back provision for credit losses. Management believes that PTPI is a useful financial measure because it enables an assessment of the Corporation's ability to generate earnings to cover credit losses through a credit cycle. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on page 33.)
(2)    Tangible equity ratios and tangible book value per share of common stock are non-GAAP financial measures. We believe the use of ratios that utilize tangible equity provides additional useful information because they present measures of those assets that can generate income. Tangible book value per share provides additional useful information about the level of tangible assets in relation to outstanding shares of common stock. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on page 33.)

Current-period information is preliminary and based on company data available at the time of the presentation.	2

Bank of America Corporation and Subsidiaries
Consolidated Statement of Income
(In millions, except per share information)
	Nine Months Ended September 30		Third Quarter 2024	Second Quarter 2024	First Quarter 2024	Fourth Quarter 2023	Third Quarter 2023
	2024	2023
Net interest income
Interest income	$110,630	$94,633	$37,491	$36,854	$36,285	$35,629	$33,624
Interest expense	68,929	51,648	23,524	23,152	22,253	21,683	19,245
Net interest income	41,701	42,985	13,967	13,702	14,032	13,946	14,379

Noninterest income
Fees and commissions	26,748	23,990	9,119	8,969	8,660	8,019	8,135
Market making and similar activities	10,464	11,734	3,278	3,298	3,888	998	3,325
Other income (loss)	(2,373)	(2,087)	(1,019)	(592)	(762)	(1,004)	(672)
Total noninterest income	34,839	33,637	11,378	11,675	11,786	8,013	10,788
Total revenue, net of interest expense	76,540	76,622	25,345	25,377	25,818	21,959	25,167

Provision for credit losses	4,369	3,290	1,542	1,508	1,319	1,104	1,234

Noninterest expense
Compensation and benefits	29,937	28,870	9,916	9,826	10,195	9,460	9,551
Occupancy and equipment	5,465	5,370	1,836	1,818	1,811	1,794	1,795
Information processing and communications	5,347	5,017	1,784	1,763	1,800	1,690	1,676
Product delivery and transaction related	2,591	2,726	849	891	851	882	880
Professional fees	1,925	1,609	723	654	548	550	545
Marketing	1,446	1,472	504	487	455	455	501
Other general operating	3,314	3,050	867	870	1,577	2,900	890
Total noninterest expense	50,025	48,114	16,479	16,309	17,237	17,731	15,838
Income before income taxes	22,146	25,218	7,324	7,560	7,262	3,124	8,095
Income tax expense (benefit)	1,679	1,847	428	663	588	(20)	293
Net income	$20,467	$23,371	$6,896	$6,897	$6,674	$3,144	$7,802
Preferred stock dividends	1,363	1,343	516	315	532	306	532
Net income applicable to common shareholders	$19,104	$22,028	$6,380	$6,582	$6,142	$2,838	$7,270

Per common share information
Earnings	$2.42	$2.74	$0.82	$0.83	$0.77	$0.36	$0.91
Diluted earnings	2.40	2.72	0.81	0.83	0.76	0.35	0.90
Average common shares issued and outstanding	7,894.7	8,041.3	7,818.0	7,897.9	7,968.2	7,990.9	8,017.1
Average diluted common shares issued and outstanding	7,965.0	8,153.4	7,902.1	7,960.9	8,031.4	8,062.5	8,075.9

Consolidated Statement of Comprehensive Income
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2024	Second Quarter 2024	First Quarter 2024	Fourth Quarter 2023	Third Quarter 2023
	2024	2023
Net income	$20,467	$23,371	$6,896	$6,897	$6,674	$3,144	$7,802
Other comprehensive income (loss), net-of-tax:
Net change in debt securities	444	81	417	(305)	332	492	(642)
Net change in debit valuation adjustments	(135)	(419)	—	53	(188)	(267)	(25)
Net change in derivatives	3,100	(317)	2,830	686	(416)	4,236	(366)
Employee benefit plan adjustments	75	25	27	25	23	(464)	6
Net change in foreign currency translation adjustments	(30)	(6)	21	(31)	(20)	7	(23)
Other comprehensive income (loss)	3,454	(636)	3,295	428	(269)	4,004	(1,050)
Comprehensive income (loss)	$23,921	$22,735	$10,191	$7,325	$6,405	$7,148	$6,752

Current-period information is preliminary and based on company data available at the time of the presentation.	3

Bank of America Corporation and Subsidiaries
Net Interest Income and Noninterest Income
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2024	Second Quarter 2024	First Quarter 2024	Fourth Quarter 2023	Third Quarter 2023
	2024	2023
Net interest income
Interest income
Loans and leases	$46,303	$41,897	$15,725	$15,338	$15,240	$15,227	$14,830
Debt securities	19,295	14,809	6,833	6,325	6,137	5,417	4,658
Federal funds sold and securities borrowed or purchased under agreements to resell	15,530	13,555	5,196	5,159	5,175	5,124	4,888
Trading account assets	7,697	6,321	2,726	2,516	2,455	2,452	2,217
Other interest income	21,805	18,051	7,011	7,516	7,278	7,409	7,031
Total interest income	110,630	94,633	37,491	36,854	36,285	35,629	33,624

Interest expense
Deposits	28,918	17,439	10,125	9,655	9,138	8,724	7,340
Short-term borrowings	26,545	22,164	8,940	9,070	8,535	8,389	7,629
Trading account liabilities	1,624	1,486	538	540	546	557	510
Long-term debt	11,842	10,559	3,921	3,887	4,034	4,013	3,766
Total interest expense	68,929	51,648	23,524	23,152	22,253	21,683	19,245
Net interest income	$41,701	$42,985	$13,967	$13,702	$14,032	$13,946	$14,379

Noninterest income
Fees and commissions
Card income
Interchange fees (1)	$2,984	$2,973	$1,030	$1,023	$931	$1,010	$994
Other card income	1,678	1,562	588	558	532	509	526
Total card income	4,662	4,535	1,618	1,581	1,463	1,519	1,520
Service charges
Deposit-related fees	3,492	3,266	1,198	1,172	1,122	1,116	1,124
Lending-related fees	1,009	972	354	335	320	330	340
Total service charges	4,501	4,238	1,552	1,507	1,442	1,446	1,464
Investment and brokerage services
Asset management fees	10,173	8,990	3,533	3,370	3,270	3,012	3,103
Brokerage fees	2,880	2,664	1,013	950	917	897	860
Total investment and brokerage services	13,053	11,654	4,546	4,320	4,187	3,909	3,963
Investment banking fees
Underwriting income	2,512	1,757	742	869	901	478	531
Syndication fees	886	620	274	318	294	278	209
Financial advisory services	1,134	1,186	387	374	373	389	448
Total investment banking fees	4,532	3,563	1,403	1,561	1,568	1,145	1,188
Total fees and commissions	26,748	23,990	9,119	8,969	8,660	8,019	8,135
Market making and similar activities	10,464	11,734	3,278	3,298	3,888	998	3,325
Other income (loss)	(2,373)	(2,087)	(1,019)	(592)	(762)	(1,004)	(672)
Total noninterest income	$34,839	$33,637	$11,378	$11,675	$11,786	$8,013	$10,788

(1)Gross interchange fees and merchant income were $10.1 billion and $9.9 billion and are presented net of $7.1 billion and $7.0 billion of expenses for rewards and partner payments as well as certain other card costs for the nine months ended September 30, 2024 and 2023. Gross interchange fees and merchant income were $3.4 billion, $3.5 billion, $3.2 billion, $3.4 billion and $3.4 billion and are presented net of $2.4 billion, $2.4 billion, $2.3 billion, $2.4 billion and $2.4 billion of expenses for rewards and partner payments as well as certain other card costs for the third, second and first quarters of 2024 and the fourth and third quarters of 2023, respectively.

Current-period information is preliminary and based on company data available at the time of the presentation.	4

Bank of America Corporation and Subsidiaries
Consolidated Balance Sheet
(Dollars in millions)
	September 30 2024	June 30 2024	September 30 2023
Assets
Cash and due from banks	$24,590	$25,849	$25,255
Interest-bearing deposits with the Federal Reserve, non-U.S. central banks and other banks	270,742	294,783	326,471
Cash and cash equivalents	295,332	320,632	351,726
Time deposits placed and other short-term investments	8,151	8,369	7,995
Federal funds sold and securities borrowed or purchased under agreements to resell	337,706	337,752	309,249
Trading account assets	342,135	306,466	306,409
Derivative assets	34,182	35,956	47,464
Debt securities:
Carried at fair value	325,436	301,051	175,540
Held-to-maturity, at cost	567,553	577,366	603,333
Total debt securities	892,989	878,417	778,873
Loans and leases	1,075,800	1,056,785	1,049,149
Allowance for loan and lease losses	(13,251)	(13,238)	(13,287)
Loans and leases, net of allowance	1,062,549	1,043,547	1,035,862
Premises and equipment, net	12,033	11,917	11,821
Goodwill	69,021	69,021	69,021
Loans held-for-sale	10,351	7,043	7,591
Customer and other receivables	91,267	80,978	74,347
Other assets	168,320	157,898	152,732
Total assets	$3,324,036	$3,257,996	$3,153,090

Liabilities
Deposits in U.S. offices:
Noninterest-bearing	$498,263	$503,037	$549,333
Interest-bearing	1,308,856	1,291,853	1,228,039
Deposits in non-U.S. offices:
Noninterest-bearing	15,457	14,573	15,276
Interest-bearing	107,776	101,028	91,953
Total deposits	1,930,352	1,910,491	1,884,601
Federal funds purchased and securities loaned or sold under agreements to repurchase	397,958	368,106	300,703
Trading account liabilities	98,316	100,345	102,820
Derivative liabilities	43,131	40,508	40,855
Short-term borrowings	38,440	40,429	40,196
Accrued expenses and other liabilities	222,400	213,751	206,492
Long-term debt	296,927	290,474	290,359
Total liabilities	3,027,524	2,964,104	2,866,026
Shareholders’ equity
Preferred stock, $0.01 par value; authorized –100,000,000 shares; issued and outstanding – 3,933,917, 4,013,928 and 4,088,099 shares	24,554	26,548	28,397
Common stock and additional paid-in capital, $0.01 par value; authorized –12,800,000,000 shares; issued and outstanding – 7,688,767,832, 7,774,753,442 and 7,923,357,339 shares	48,338	51,376	56,710
Retained earnings	237,954	233,597	223,749
Accumulated other comprehensive income (loss)	(14,334)	(17,629)	(21,792)
Total shareholders’ equity	296,512	293,892	287,064
Total liabilities and shareholders’ equity	$3,324,036	$3,257,996	$3,153,090

Assets of consolidated variable interest entities included in total assets above (isolated to settle the liabilities of the variable interest entities)
Trading account assets	$6,280	$5,647	$4,654
Loans and leases	19,267	19,827	16,902
Allowance for loan and lease losses	(923)	(917)	(809)
Loans and leases, net of allowance	18,344	18,910	16,093
All other assets	278	281	222
Total assets of consolidated variable interest entities	$24,902	$24,838	$20,969

Liabilities of consolidated variable interest entities included in total liabilities above
Short-term borrowings	$3,542	$3,343	$2,059
Long-term debt	8,873	9,137	6,566
All other liabilities	22	22	12
Total liabilities of consolidated variable interest entities	$12,437	$12,502	$8,637

Current-period information is preliminary and based on company data available at the time of the presentation.	5

Bank of America Corporation and Subsidiaries
Capital Management
(Dollars in millions)
	September 30 2024	June 30 2024	September 30 2023
Risk-based capital metrics (1):
Standardized Approach
Common equity tier 1 capital	$199,805	$198,119	$194,230
Tier 1 capital	222,942	224,641	222,623
Total capital	252,352	251,434	251,137
Risk-weighted assets	1,690,159	1,661,439	1,632,414
Common equity tier 1 capital ratio	11.8%	11.9%	11.9%
Tier 1 capital ratio	13.2	13.5	13.6
Total capital ratio	14.9	15.1	15.4

Advanced Approaches
Common equity tier 1 capital	$199,805	$198,119	$194,230
Tier 1 capital	222,942	224,641	222,623
Total capital	241,764	241,423	241,712
Risk-weighted assets	1,484,387	1,468,729	1,441,478
Common equity tier 1 capital ratio	13.5%	13.5%	13.5%
Tier 1 capital ratio	15.0	15.3	15.4
Total capital ratio	16.3	16.4	16.8

Leverage-based metrics (1):
Adjusted average assets	$3,217,562	$3,196,465	$3,050,808
Tier 1 leverage ratio	6.9%	7.0%	7.3%

Supplementary leverage exposure	$3,787,670	$3,756,535	$3,597,412
Supplementary leverage ratio	5.9%	6.0%	6.2%

Total ending equity to total ending assets ratio	8.9	9.0	9.1
Common equity ratio	8.2	8.2	8.2
Tangible equity ratio (2)	7.0	7.0	7.0
Tangible common equity ratio (2)	6.2	6.2	6.1

(1)Regulatory capital ratios at September 30, 2024 are preliminary. The Corporation reports regulatory capital ratios under both the Standardized and Advanced approaches. Capital adequacy is evaluated against the lower of the Standardized or Advanced approaches compared to their respective regulatory capital ratio requirements. The Corporation's binding ratio was the Total capital ratio under the Standardized approach for all periods presented.
(2)Tangible equity ratio equals period-end tangible shareholders’ equity divided by period-end tangible assets. Tangible common equity ratio equals period-end tangible common shareholders’ equity divided by period-end tangible assets. Tangible shareholders’ equity and tangible assets are non-GAAP financial measures. We believe the use of ratios that utilize tangible equity provides additional useful information because they present measures of those assets that can generate income. (See Exhibit A: Non-GAAP Reconciliations - Reconciliation to GAAP Financial Measures on page 33.)

Current-period information is preliminary and based on company data available at the time of the presentation.	6

Bank of America Corporation and Subsidiaries
Capital Composition under Basel 3
(Dollars in millions)
	September 30 2024	June 30 2024	September 30 2023
Total common shareholders' equity	$271,958	$267,344	$258,667
CECL transitional amount (1)	627	627	1,254
Goodwill, net of related deferred tax liabilities	(68,648)	(68,648)	(68,644)
Deferred tax assets arising from net operating loss and tax credit carryforwards	(8,188)	(8,074)	(7,778)
Intangibles, other than mortgage servicing rights, net of related deferred tax liabilities	(1,453)	(1,467)	(1,508)
Defined benefit pension plan net assets, net-of-tax	(801)	(787)	(911)
Cumulative unrealized net (gain) loss related to changes in fair value of financial liabilities attributable to own creditworthiness, net-of-tax	1,509	1,511	967
Accumulated net (gain) loss on certain cash flow hedges (2)	4,926	7,762	12,251
Other	(125)	(149)	(68)
Common equity tier 1 capital	199,805	198,119	194,230
Qualifying preferred stock, net of issuance cost	23,158	26,547	28,396
Other	(21)	(25)	(3)
Tier 1 capital	222,942	224,641	222,623
Tier 2 capital instruments	16,168	13,583	15,981
Qualifying allowance for credit losses (3)	13,575	13,564	13,007
Other	(333)	(354)	(474)
Total capital under the Standardized approach	252,352	251,434	251,137
Adjustment in qualifying allowance for credit losses under the Advanced approaches (3)	(10,588)	(10,011)	(9,425)
Total capital under the Advanced approaches	$241,764	$241,423	$241,712

(1)September 30, 2024, June 30, 2024 and September 30, 2023 include 25 percent, 25 percent and 50 percent of the current expected credit losses (CECL) transition provision’s impact as of December 31, 2021, respectively.
(2)Includes amounts in accumulated other comprehensive income related to the hedging of items that are not recognized at fair value on the Consolidated Balance Sheet.
(3)Includes the impact of transition provisions related to the CECL accounting standard.

Current-period information is preliminary and based on company data available at the time of the presentation.	7

Bank of America Corporation and Subsidiaries
Quarterly Average Balances and Interest Rates – Fully Taxable-equivalent Basis
(Dollars in millions)
	Third Quarter 2024			Second Quarter 2024			Third Quarter 2023
	Average Balance	Interest Income/ Expense (1)	Yield/ Rate	Average Balance	Interest Income/ Expense (1)	Yield/ Rate	Average Balance	Interest Income/ Expense (1)	Yield/ Rate
Earning assets
Interest-bearing deposits with the Federal Reserve, non-U.S. central banks and other banks	$320,781	$4,129	5.12%	$345,423	$4,498	5.24%	$353,183	$4,613	5.18%
Time deposits placed and other short-term investments	10,031	108	4.29	10,845	123	4.55	8,629	113	5.20
Federal funds sold and securities borrowed or purchased under agreements to resell	323,119	5,196	6.40	318,380	5,159	6.52	287,403	4,888	6.75
Trading account assets	214,980	2,749	5.09	202,295	2,542	5.05	191,283	2,244	4.66
Debt securities	883,562	6,859	3.08	852,427	6,352	2.98	752,569	4,685	2.47
Loans and leases (2)
Residential mortgage	227,800	1,872	3.29	227,567	1,824	3.21	229,001	1,745	3.04
Home equity	25,664	418	6.48	25,529	405	6.38	25,661	390	6.04
Credit card	99,908	2,924	11.64	98,983	2,825	11.48	98,049	2,727	11.03
Direct/Indirect and other consumer	104,732	1,512	5.74	103,689	1,428	5.54	104,134	1,354	5.16
Total consumer	458,104	6,726	5.85	455,768	6,482	5.71	456,845	6,216	5.41
U.S. commercial	391,728	5,358	5.44	386,232	5,267	5.49	377,728	5,061	5.32
Non-U.S. commercial	125,377	2,222	7.05	123,094	2,170	7.09	123,781	2,088	6.69
Commercial real estate	69,404	1,275	7.31	71,345	1,285	7.24	74,088	1,364	7.30
Commercial lease financing	15,115	201	5.30	15,033	196	5.22	13,812	166	4.79
Total commercial	601,624	9,056	5.99	595,704	8,918	6.02	589,409	8,679	5.84
Total loans and leases	1,059,728	15,782	5.93	1,051,472	15,400	5.89	1,046,254	14,895	5.65
Other earning assets	105,496	2,815	10.62	107,093	2,940	11.04	99,378	2,339	9.35
Total earning assets	2,917,697	37,638	5.14	2,887,935	37,014	5.15	2,738,699	33,777	4.90
Cash and due from banks	23,435			24,208			25,772
Other assets, less allowance for loan and lease losses	355,039			362,845			363,995
Total assets	$3,296,171			$3,274,988			$3,128,466
Interest-bearing liabilities
U.S. interest-bearing deposits
Demand and money market deposits	$943,550	$5,497	2.32%	$941,109	$5,234	2.24%	$942,368	$4,304	1.81%
Time and savings deposits	359,631	3,473	3.84	348,689	3,331	3.84	271,425	2,149	3.14
Total U.S. interest-bearing deposits	1,303,181	8,970	2.74	1,289,798	8,565	2.67	1,213,793	6,453	2.11
Non-U.S. interest-bearing deposits	110,527	1,155	4.16	106,496	1,090	4.12	97,095	887	3.63
Total interest-bearing deposits	1,413,708	10,125	2.85	1,396,294	9,655	2.78	1,310,888	7,340	2.22
Federal funds purchased and securities loaned or sold under agreements to repurchase	383,334	6,193	6.43	371,372	6,171	6.68	294,878	5,342	7.19
Short-term borrowings and other interest-bearing liabilities	147,579	2,747	7.41	152,742	2,899	7.64	140,513	2,287	6.45
Trading account liabilities	52,973	538	4.04	53,895	540	4.03	48,084	510	4.21
Long-term debt	247,338	3,921	6.32	243,689	3,887	6.40	245,819	3,766	6.10
Total interest-bearing liabilities	2,244,932	23,524	4.17	2,217,992	23,152	4.20	2,040,182	19,245	3.75
Noninterest-bearing sources
Noninterest-bearing deposits	507,040			513,631			565,265
Other liabilities (3)	249,214			249,962			238,044
Shareholders’ equity	294,985			293,403			284,975
Total liabilities and shareholders’ equity	$3,296,171			$3,274,988			$3,128,466
Net interest spread			0.97%			0.95%			1.15%
Impact of noninterest-bearing sources			0.95			0.98			0.96
Net interest income/yield on earning assets (4)		$14,114	1.92%		$13,862	1.93%		$14,532	2.11%

(1)Includes the impact of interest rate risk management contracts.
(2)Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is generally recognized on a cost recovery basis.
(3)Includes $49.5 billion, $46.6 billion and $41.1 billion of structured notes and liabilities for the third and second quarters of 2024 and the third quarter of 2023, respectively.
(4)Net interest income includes FTE adjustments of $147 million, $160 million and $153 million for the third and second quarters of 2024 and the third quarter of 2023, respectively.

Current-period information is preliminary and based on company data available at the time of the presentation.	8

Bank of America Corporation and Subsidiaries
Debt Securities
(Dollars in millions)
	September 30, 2024
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Available-for-sale debt securities
Mortgage-backed securities:
Agency	$36,899	$16	$(1,404)	$35,511
Agency-collateralized mortgage obligations	16,640	21	(157)	16,504
Commercial	18,437	76	(444)	18,069
Non-agency residential	298	51	(53)	296
Total mortgage-backed securities	72,274	164	(2,058)	70,380
U.S. Treasury and government agencies	211,314	255	(1,374)	210,195
Non-U.S. securities	22,884	52	(22)	22,914
Other taxable securities	2,637	2	(30)	2,609
Tax-exempt securities	9,764	34	(177)	9,621
Total available-for-sale debt securities	318,873	507	(3,661)	315,719
Other debt securities carried at fair value (1)	9,555	219	(57)	9,717
Total debt securities carried at fair value	328,428	726	(3,718)	325,436
Held-to-maturity debt securities
Agency mortgage-backed securities	438,824	—	(69,878)	368,946
U.S. Treasury and government agencies	121,683	—	(14,929)	106,754
Other taxable securities	7,082	1	(896)	6,187
Total held-to-maturity debt securities	567,589	1	(85,703)	481,887
Total debt securities	$896,017	$727	$(89,421)	$807,323

	June 30, 2024
Available-for-sale debt securities
Mortgage-backed securities:
Agency	$37,022	$4	$(1,664)	$35,362
Agency-collateralized mortgage obligations	9,652	17	(225)	9,444
Commercial	12,421	69	(469)	12,021
Non-agency residential	303	46	(64)	285
Total mortgage-backed securities	59,398	136	(2,422)	57,112
U.S. Treasury and government agencies	201,441	22	(1,183)	200,280
Non-U.S. securities	21,396	12	(23)	21,385
Other taxable securities	2,246	2	(54)	2,194
Tax-exempt securities	10,542	11	(229)	10,324
Total available-for-sale debt securities	295,023	183	(3,911)	291,295
Other debt securities carried at fair value (1)	9,789	62	(95)	9,756
Total debt securities carried at fair value	304,812	245	(4,006)	301,051
Held-to-maturity debt securities
Agency mortgage-backed securities	448,483	—	(89,989)	358,494
U.S. Treasury and government agencies	121,670	—	(19,651)	102,019
Other taxable securities	7,249	—	(1,126)	6,123
Total held-to-maturity debt securities	577,402	—	(110,766)	466,636
Total debt securities	$882,214	$245	$(114,772)	$767,687

(1)    Primarily includes non-U.S. securities used to satisfy certain international regulatory requirements.

Current-period information is preliminary and based on company data available at the time of the presentation.	9

Bank of America Corporation and Subsidiaries
Supplemental Financial Data
(Dollars in millions)

	Nine Months Ended September 30		Third Quarter 2024	Second Quarter 2024	First Quarter 2024	Fourth Quarter 2023	Third Quarter 2023
	2024	2023
FTE basis data (1)
Net interest income	$42,166	$43,407	$14,114	$13,862	$14,190	$14,091	$14,532
Total revenue, net of interest expense	77,005	77,044	25,492	25,537	25,976	22,104	25,320
Net interest yield	1.95%	2.12%	1.92%	1.93%	1.99%	1.97%	2.11%
Efficiency ratio	64.96	62.45	64.64	63.86	66.36	80.22	62.55

(1)FTE basis is a non-GAAP financial measure. FTE basis is a performance measure used by management in operating the business that management believes provides investors with meaningful information on the interest margin for comparative purposes. The Corporation believes that this presentation allows for comparison of amounts from both taxable and tax-exempt sources and is consistent with industry practices. Net interest income includes FTE adjustments of $465 million and $422 million for the nine months ended September 30, 2024 and 2023, $147 million, $160 million, and $158 million for the third, second, and first quarters of 2024, and $145 million and $153 million for the fourth and third quarters of 2023, respectively.

Current-period information is preliminary and based on company data available at the time of the presentation.	10

Bank of America Corporation and Subsidiaries
Quarterly Results by Business Segment and All Other
(Dollars in millions)
	Third Quarter 2024
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$14,114	$8,278	$1,709	$3,230	$898	$(1)
Noninterest income
Fees and commissions:
Card income	1,618	1,402	9	200	14	(7)
Service charges	1,552	631	24	802	95	—
Investment and brokerage services	4,546	80	3,874	31	562	(1)
Investment banking fees	1,403	—	64	783	589	(33)
Total fees and commissions	9,119	2,113	3,971	1,816	1,260	(41)
Market making and similar activities	3,278	5	35	66	3,349	(177)
Other income (loss)	(1,019)	22	47	722	123	(1,933)
Total noninterest income (loss)	11,378	2,140	4,053	2,604	4,732	(2,151)
Total revenue, net of interest expense	25,492	10,418	5,762	5,834	5,630	(2,152)
Provision for credit losses	1,542	1,302	7	229	7	(3)
Noninterest expense	16,479	5,534	4,340	2,991	3,443	171
Income (loss) before income taxes	7,471	3,582	1,415	2,614	2,180	(2,320)
Income tax expense (benefit)	575	895	354	719	632	(2,025)
Net income (loss)	$6,896	$2,687	$1,061	$1,895	$1,548	$(295)

Average
Total loans and leases	$1,059,728	$313,781	$225,355	$371,216	$140,806	$8,570
Total assets (1)	3,296,171	1,019,085	322,924	647,541	924,093	382,528
Total deposits	1,920,748	938,364	279,999	549,629	34,952	117,804
Period end
Total loans and leases	$1,075,800	$316,097	$227,318	$375,159	$148,447	$8,779
Total assets (1)	3,324,036	1,026,293	328,831	650,936	957,970	360,006
Total deposits	1,930,352	944,358	283,432	556,953	35,142	110,467

	Second Quarter 2024
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$13,862	$8,118	$1,693	$3,275	$770	$6
Noninterest income
Fees and commissions:
Card income	1,581	1,361	9	198	20	(7)
Service charges	1,507	614	24	775	93	1
Investment and brokerage services	4,320	78	3,707	21	516	(2)
Investment banking fees	1,561	—	57	835	719	(50)
Total fees and commissions	8,969	2,053	3,797	1,829	1,348	(58)
Market making and similar activities	3,298	6	38	78	3,218	(42)
Other income (loss)	(592)	29	46	871	123	(1,661)
Total noninterest income (loss)	11,675	2,088	3,881	2,778	4,689	(1,761)
Total revenue, net of interest expense	25,537	10,206	5,574	6,053	5,459	(1,755)
Provision for credit losses	1,508	1,281	7	235	(13)	(2)
Noninterest expense	16,309	5,464	4,199	2,899	3,486	261
Income (loss) before income taxes	7,720	3,461	1,368	2,919	1,986	(2,014)
Income tax expense (benefit)	823	866	342	803	576	(1,764)
Net income (loss)	$6,897	$2,595	$1,026	$2,116	$1,410	$(250)

Average
Total loans and leases	$1,051,472	$312,254	$222,776	$372,738	$135,106	$8,598
Total assets (1)	3,274,988	1,029,777	330,958	624,189	908,525	381,539
Total deposits	1,909,925	949,180	287,678	525,357	31,944	115,766
Period end
Total loans and leases	$1,056,785	$312,801	$224,837	$372,421	$138,441	$8,285
Total assets (1)	3,257,996	1,033,960	324,476	620,217	887,162	392,181
Total deposits	1,910,491	952,473	281,283	522,525	33,151	121,059

(1)Total assets include asset allocations to match liabilities (i.e., deposits).

Current-period information is preliminary and based on company data available at the time of the presentation.	11

Bank of America Corporation and Subsidiaries
Quarterly Results by Business Segment and All Other (continued)
(Dollars in millions)
	Third Quarter 2023
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$14,532	$8,391	$1,755	$3,613	$674	$99
Noninterest income
Fees and commissions:
Card income	1,520	1,325	9	197	16	(27)
Service charges	1,464	605	20	754	85	—
Investment and brokerage services	3,963	80	3,396	14	475	(2)
Investment banking fees	1,188	—	45	743	463	(63)
Total fees and commissions	8,135	2,010	3,470	1,708	1,039	(92)
Market making and similar activities	3,325	5	34	21	3,195	70
Other income (loss)	(672)	66	62	861	34	(1,695)
Total noninterest income (loss)	10,788	2,081	3,566	2,590	4,268	(1,717)
Total revenue, net of interest expense	25,320	10,472	5,321	6,203	4,942	(1,618)
Provision for credit losses	1,234	1,397	(6)	(119)	(14)	(24)
Noninterest expense	15,838	5,256	3,950	2,804	3,235	593
Income (loss) before income taxes	8,248	3,819	1,377	3,518	1,721	(2,187)
Income tax expense (benefit)	446	955	344	950	473	(2,276)
Net income (loss)	$7,802	$2,864	$1,033	$2,568	$1,248	$89

Average
Total loans and leases	$1,046,254	$310,761	$218,569	$376,214	$131,298	$9,412
Total assets (1)	3,128,466	1,059,152	335,124	601,378	863,653	269,159
Total deposits	1,876,153	980,051	291,770	504,432	31,890	68,010
Period end
Total loans and leases	$1,049,149	$313,216	$218,913	$373,351	$134,386	$9,283
Total assets (1)	3,153,090	1,062,038	333,779	588,578	864,792	303,903
Total deposits	1,884,601	982,302	290,732	494,938	31,041	85,588

(1)Total assets include asset allocations to match liabilities (i.e., deposits).

Current-period information is preliminary and based on company data available at the time of the presentation.	12

Bank of America Corporation and Subsidiaries
Year-to-Date Results by Business Segment and All Other
(Dollars in millions)
	Nine Months Ended September 30, 2024
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$42,166	$24,593	$5,216	$9,965	$2,349	$43
Noninterest income
Fees and commissions:
Card income	4,662	4,035	28	586	51	(38)
Service charges	4,501	1,823	71	2,327	278	2
Investment and brokerage services	13,053	236	11,181	70	1,573	(7)
Investment banking fees	4,532	—	184	2,468	2,016	(136)
Total fees and commissions	26,748	6,094	11,464	5,451	3,918	(179)
Market making and similar activities	10,464	16	107	212	10,397	(268)
Other income (loss)	(2,373)	87	140	2,239	308	(5,147)
Total noninterest income (loss)	34,839	6,197	11,711	7,902	14,623	(5,594)
Total revenue, net of interest expense	77,005	30,790	16,927	17,867	16,972	(5,551)
Provision for credit losses	4,369	3,733	1	693	(42)	(16)
Noninterest expense	50,025	16,473	12,803	8,902	10,421	1,426
Income (loss) before income taxes	22,611	10,584	4,123	8,272	6,593	(6,961)
Income tax expense (benefit)	2,144	2,646	1,031	2,275	1,912	(5,720)
Net income (loss)	$20,467	$7,938	$3,092	$5,997	$4,681	$(1,241)

Average
Total loans and leases	$1,053,055	$313,027	$222,260	$372,516	$136,572	$8,680
Total assets (1)	3,272,856	1,027,291	331,635	631,659	909,386	372,885
Total deposits	1,912,741	946,640	288,319	533,620	33,167	110,995
Period end
Total loans and leases	$1,075,800	$316,097	$227,318	$375,159	$148,447	$8,779
Total assets (1)	3,324,036	1,026,293	328,831	650,936	957,970	360,006
Total deposits	1,930,352	944,358	283,432	556,953	35,142	110,467

	Nine Months Ended September 30, 2023
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$43,407	$25,421	$5,436	$11,210	$1,080	$260
Noninterest income
Fees and commissions:
Card income	4,535	3,940	33	587	51	(76)
Service charges	4,238	1,729	57	2,203	248	1
Investment and brokerage services	11,654	230	9,885	37	1,507	(5)
Investment banking fees	3,563	—	124	2,129	1,435	(125)
Total fees and commissions	23,990	5,899	10,099	4,956	3,241	(205)
Market making and similar activities	11,734	15	100	135	11,002	482
Other income (loss)	(2,087)	367	243	2,567	116	(5,380)
Total noninterest income (loss)	33,637	6,281	10,442	7,658	14,359	(5,103)
Total revenue, net of interest expense	77,044	31,702	15,878	18,868	15,439	(4,843)
Provision for credit losses	3,290	3,753	32	(347)	(71)	(77)
Noninterest expense	48,114	16,182	11,942	8,563	9,935	1,492
Income (loss) before income taxes	25,640	11,767	3,904	10,652	5,575	(6,258)
Income tax expense (benefit)	2,269	2,942	976	2,876	1,533	(6,058)
Net income (loss)	$23,371	$8,825	$2,928	$7,776	$4,042	$(200)

Average
Total loans and leases	$1,044,756	$307,091	$219,530	$380,076	$128,317	$9,742
Total assets (1)	3,133,415	1,083,120	344,709	595,329	870,366	239,891
Total deposits	1,881,655	1,004,041	300,308	498,224	33,725	45,357
Period end
Total loans and leases	$1,049,149	$313,216	$218,913	$373,351	$134,386	$9,283
Total assets (1)	3,153,090	1,062,038	333,779	588,578	864,792	303,903
Total deposits	1,884,601	982,302	290,732	494,938	31,041	85,588

(1)Total assets include asset allocations to match liabilities (i.e., deposits).

Current-period information is preliminary and based on company data available at the time of the presentation.	13

Bank of America Corporation and Subsidiaries
Consumer Banking Segment Results
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2024	Second Quarter 2024	First Quarter 2024	Fourth Quarter 2023	Third Quarter 2023
	2024	2023
Net interest income	$24,593	$25,421	$8,278	$8,118	$8,197	$8,268	$8,391
Noninterest income:
Card income	4,035	3,940	1,402	1,361	1,272	1,324	1,325
Service charges	1,823	1,729	631	614	578	588	605
All other income	339	612	107	113	119	149	151
Total noninterest income	6,197	6,281	2,140	2,088	1,969	2,061	2,081
Total revenue, net of interest expense	30,790	31,702	10,418	10,206	10,166	10,329	10,472

Provision for credit losses	3,733	3,753	1,302	1,281	1,150	1,405	1,397

Noninterest expense	16,473	16,182	5,534	5,464	5,475	5,234	5,256
Income before income taxes	10,584	11,767	3,582	3,461	3,541	3,690	3,819
Income tax expense	2,646	2,942	895	866	885	922	955
Net income	$7,938	$8,825	$2,687	$2,595	$2,656	$2,768	$2,864

Net interest yield	3.32%	3.26%	3.35%	3.29%	3.31%	3.28%	3.26%
Return on average allocated capital (1)	25	28	25	24	25	26	27
Efficiency ratio	53.50	51.05	53.12	53.54	53.86	50.71	50.18

Balance Sheet
Average
Total loans and leases	$313,027	$307,091	$313,781	$312,254	$313,038	$313,438	$310,761
Total earning assets (2)	989,944	1,043,476	982,058	992,304	995,556	1,000,032	1,019,980
Total assets (2)	1,027,291	1,083,120	1,019,085	1,029,777	1,033,101	1,038,418	1,059,152
Total deposits	946,640	1,004,041	938,364	949,180	952,466	959,247	980,051
Allocated capital (1)	43,250	42,000	43,250	43,250	43,250	42,000	42,000

Period end
Total loans and leases	$316,097	$313,216	$316,097	$312,801	$311,725	$315,119	$313,216
Total earning assets (2)	988,856	1,023,162	988,856	995,348	1,022,320	1,009,360	1,023,162
Total assets (2)	1,026,293	1,062,038	1,026,293	1,033,960	1,060,482	1,049,830	1,062,038
Total deposits	944,358	982,302	944,358	952,473	978,761	969,572	982,302

(1)    Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.
(2)    Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity.

Current-period information is preliminary and based on company data available at the time of the presentation.	14

Bank of America Corporation and Subsidiaries
Consumer Banking Key Indicators
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2024	Second Quarter 2024	First Quarter 2024	Fourth Quarter 2023	Third Quarter 2023
	2024	2023
Average deposit balances
Checking	$546,778	$572,939	$542,267	$549,514	$548,604	$551,890	$562,319
Savings	55,932	65,585	54,128	56,285	57,401	58,975	62,352
MMS	257,061	318,042	248,200	257,023	266,056	277,912	296,833
CDs and IRAs	83,145	43,459	90,172	82,566	76,621	66,758	54,596
Other	3,724	4,016	3,597	3,792	3,784	3,712	3,951
Total average deposit balances	$946,640	$1,004,041	$938,364	$949,180	$952,466	$959,247	$980,051

Deposit spreads (excludes noninterest costs)
Checking	2.61%	2.30%	2.71%	2.62%	2.50%	2.47%	2.38%
Savings	2.89	2.65	2.98	2.90	2.80	2.90	2.77
MMS	3.26	3.24	3.32	3.28	3.20	3.64	3.49
CDs and IRAs	1.96	2.87	1.85	2.00	2.04	2.25	2.55
Other	5.14	4.74	5.07	5.18	5.19	5.21	5.05
Total deposit spreads	2.76	2.66	2.81	2.77	2.69	2.83	2.76

Consumer investment assets	$496,582	$387,467	$496,582	$476,116	$456,391	$424,410	$387,467

Active digital banking users (in thousands) (1)	47,830	45,797	47,830	47,304	47,079	46,265	45,797
Active mobile banking users (in thousands) (2)	39,638	37,487	39,638	38,988	38,544	37,927	37,487
Financial centers	3,741	3,862	3,741	3,786	3,804	3,845	3,862
ATMs	14,900	15,253	14,900	14,972	15,028	15,168	15,253

Total credit card (3)
Loans
Average credit card outstandings	$99,570	$94,775	$99,908	$98,983	$99,815	$100,389	$98,049
Ending credit card outstandings	100,842	99,686	100,842	99,450	98,453	102,200	99,686
Credit quality
Net charge-offs	$2,782	$1,784	$928	$955	$899	$777	$673
	3.73%	2.52%	3.70%	3.88%	3.62%	3.07%	2.72%
30+ delinquency	$2,563	$2,097	$2,563	$2,415	$2,446	$2,419	$2,097
	2.54%	2.10%	2.54%	2.43%	2.48%	2.37%	2.10%
90+ delinquency	$1,306	$1,016	$1,306	$1,257	$1,299	$1,224	$1,016
	1.30%	1.02%	1.30%	1.26%	1.32%	1.20%	1.02%
Other total credit card indicators (3)
Gross interest yield	12.35%	11.85%	12.49%	12.32%	12.24%	11.97%	12.03%
Risk-adjusted margin	6.93	8.06	7.22	6.75	6.81	7.18	7.70
New accounts (in thousands)	2,919	3,386	970	951	998	889	1,062
Purchase volumes	$272,899	$270,358	$92,592	$93,296	$87,011	$92,759	$91,711

Debit card data
Purchase volumes	$412,105	$390,891	$139,352	$140,346	$132,407	$136,183	$133,553

Loan production (4)
Consumer Banking:
First mortgage	$7,068	$7,392	$2,684	$2,696	$1,688	$1,753	$2,547
Home equity	5,524	6,389	1,897	2,027	1,600	1,939	2,035
Total (5):
First mortgage	$14,519	$15,473	$5,348	$5,728	$3,443	$3,932	$5,596
Home equity	6,573	7,559	2,289	2,393	1,891	2,255	2,421

(1)    Represents mobile and/or online active users over the past 90 days.
(2)    Represents mobile active users over the past 90 days.
(3)    In addition to the credit card portfolio in Consumer Banking, the remaining credit card portfolio is in GWIM.
(4)    Loan production amounts represent the unpaid principal balance of loans and, in the case of home equity, the principal amount of the total line of credit.
(5)    In addition to loan production in Consumer Banking, there is also first mortgage and home equity loan production in GWIM.

Current-period information is preliminary and based on company data available at the time of the presentation.	15

Bank of America Corporation and Subsidiaries
Consumer Banking Quarterly Results
(Dollars in millions)
	Third Quarter 2024			Second Quarter 2024
	Total Consumer Banking	Deposits	Consumer Lending	Total Consumer Banking	Deposits	Consumer Lending
Net interest income	$8,278	$5,271	$3,007	$8,118	$5,220	$2,898
Noninterest income:
Card income	1,402	(10)	1,412	1,361	(10)	1,371
Service charges	631	630	1	614	614	—
All other income	107	91	16	113	95	18
Total noninterest income	2,140	711	1,429	2,088	699	1,389
Total revenue, net of interest expense	10,418	5,982	4,436	10,206	5,919	4,287

Provision for credit losses	1,302	57	1,245	1,281	74	1,207

Noninterest expense	5,534	3,433	2,101	5,464	3,385	2,079
Income before income taxes	3,582	2,492	1,090	3,461	2,460	1,001
Income tax expense	895	622	273	866	616	250
Net income	$2,687	$1,870	$817	$2,595	$1,844	$751

Net interest yield	3.35%	2.24%	3.86%	3.29%	2.22%	3.78%
Return on average allocated capital (1)	25	54	11	24	54	10
Efficiency ratio	53.12	57.39	47.37	53.54	57.20	48.49

Balance Sheet
Average
Total loans and leases	$313,781	$4,383	$309,398	$312,254	$4,299	$307,955
Total earning assets (2)	982,058	935,946	309,563	992,304	946,784	308,116
Total assets (2)	1,019,085	968,192	314,344	1,029,777	979,302	313,070
Total deposits	938,364	933,227	5,137	949,180	944,363	4,817
Allocated capital (1)	43,250	13,700	29,550	43,250	13,700	29,550

Period end
Total loans and leases	$316,097	$4,492	$311,605	$312,801	$4,357	$308,444
Total earning assets (2)	988,856	942,038	311,805	995,348	948,823	308,592
Total assets (2)	1,026,293	974,614	316,667	1,033,960	981,546	314,481
Total deposits	944,358	939,050	5,308	952,473	946,420	6,053

				Third Quarter 2023
				Total Consumer Banking	Deposits	Consumer Lending
Net interest income				$8,391	$5,571	$2,820
Noninterest income:
Card income				1,325	(11)	1,336
Service charges				605	605	—
All other income				151	116	35
Total noninterest income				2,081	710	1,371
Total revenue, net of interest expense				10,472	6,281	4,191

Provision for credit losses				1,397	128	1,269

Noninterest expense				5,256	3,240	2,016
Income before income taxes				3,819	2,913	906
Income tax expense				955	729	226
Net income				$2,864	$2,184	$680

Net interest yield				3.26%	2.26%	3.65%
Return on average allocated capital (1)				27	63	10
Efficiency ratio				50.18	51.60	48.06

Balance Sheet
Average
Total loans and leases				$310,761	$4,139	$306,622
Total earning assets (2)				1,019,980	975,968	306,982
Total assets (2)				1,059,152	1,009,390	312,731
Total deposits				980,051	974,674	5,377
Allocated capital (1)				42,000	13,700	28,300

Period end
Total loans and leases				$313,216	$4,165	$309,051
Total earning assets (2)				1,023,162	978,133	309,527
Total assets (2)				1,062,038	1,010,771	315,765
Total deposits				982,302	976,007	6,295

(1)    Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.
(2)    For presentation purposes, in segments or businesses where the total of liabilities and equity exceeds assets, the Corporation allocates assets from All Other to match the segments’ and businesses’ liabilities and allocated shareholders’ equity. As a result, total earning assets and total assets of the businesses may not equal total Consumer Banking.

Current-period information is preliminary and based on company data available at the time of the presentation.	16

Bank of America Corporation and Subsidiaries
Consumer Banking Year-to-Date Results
(Dollars in millions)
	Nine Months Ended September 30
	2024			2023
	Total Consumer Banking	Deposits	Consumer Lending	Total Consumer Banking	Deposits	Consumer Lending
Net interest income	$24,593	$15,760	$8,833	$25,421	$17,120	$8,301
Noninterest income:
Card income	4,035	(30)	4,065	3,940	(31)	3,971
Service charges	1,823	1,821	2	1,729	1,727	2
All other income	339	288	51	612	490	122
Total noninterest income	6,197	2,079	4,118	6,281	2,186	4,095
Total revenue, net of interest expense	30,790	17,839	12,951	31,702	19,306	12,396

Provision for credit losses	3,733	207	3,526	3,753	414	3,339

Noninterest expense	16,473	10,196	6,277	16,182	10,082	6,100
Income before income taxes	10,584	7,436	3,148	11,767	8,810	2,957
Income tax expense	2,646	1,859	787	2,942	2,203	739
Net income	$7,938	$5,577	$2,361	$8,825	$6,607	$2,218

Net interest yield	3.32%	2.23%	3.82%	3.26%	2.29%	3.66%
Return on average allocated capital (1)	25	54	11	28	64	11
Efficiency ratio	53.50	57.16	48.47	51.05	52.23	49.21

Balance Sheet
Average
Total loans and leases	$313,027	$4,308	$308,719	$307,091	$4,113	$302,978
Total earning assets (2)	989,944	944,277	308,867	1,043,476	1,000,143	303,266
Total assets (2)	1,027,291	976,752	313,739	1,083,120	1,033,618	309,435
Total deposits	946,640	941,780	4,860	1,004,041	998,947	5,094
Allocated capital (1)	43,250	13,700	29,550	42,000	13,700	28,300

Period end
Total loans and leases	$316,097	$4,492	$311,605	$313,216	$4,165	$309,051
Total earning assets (2)	988,856	942,038	311,805	1,023,162	978,133	309,527
Total assets (2)	1,026,293	974,614	316,667	1,062,038	1,010,771	315,765
Total deposits	944,358	939,050	5,308	982,302	976,007	6,295

For footnotes, see page 16.

Current-period information is preliminary and based on company data available at the time of the presentation.	17

Bank of America Corporation and Subsidiaries
Global Wealth & Investment Management Segment Results
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2024	Second Quarter 2024	First Quarter 2024	Fourth Quarter 2023	Third Quarter 2023
	2024	2023
Net interest income	$5,216	$5,436	$1,709	$1,693	$1,814	$1,711	$1,755
Noninterest income:
Investment and brokerage services	11,181	9,885	3,874	3,707	3,600	3,328	3,396
All other income	530	557	179	174	177	188	170
Total noninterest income	11,711	10,442	4,053	3,881	3,777	3,516	3,566
Total revenue, net of interest expense	16,927	15,878	5,762	5,574	5,591	5,227	5,321

Provision for credit losses	1	32	7	7	(13)	(26)	(6)

Noninterest expense	12,803	11,942	4,340	4,199	4,264	3,894	3,950
Income before income taxes	4,123	3,904	1,415	1,368	1,340	1,359	1,377
Income tax expense	1,031	976	354	342	335	340	344
Net income	$3,092	$2,928	$1,061	$1,026	$1,005	$1,019	$1,033

Net interest yield	2.19%	2.19%	2.20%	2.15%	2.23%	2.10%	2.16%
Return on average allocated capital (1)	22	21	23	22	22	22	22
Efficiency ratio	75.64	75.21	75.32	75.34	76.27	74.41	74.28

Balance Sheet
Average
Total loans and leases	$222,260	$219,530	$225,355	$222,776	$218,616	$219,425	$218,569
Total earning assets (2)	318,026	331,738	309,231	317,250	327,692	322,827	322,032
Total assets (2)	331,635	344,709	322,924	330,958	341,119	336,067	335,124
Total deposits	288,319	300,308	279,999	287,678	297,373	292,478	291,770
Allocated capital (1)	18,500	18,500	18,500	18,500	18,500	18,500	18,500

Period end
Total loans and leases	$227,318	$218,913	$227,318	$224,837	$219,844	$219,657	$218,913
Total earning assets (2)	314,594	320,196	314,594	310,055	329,515	330,653	320,196
Total assets (2)	328,831	333,779	328,831	324,476	343,718	344,626	333,779
Total deposits	283,432	290,732	283,432	281,283	298,039	299,657	290,732

(1)Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.
(2)Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity.

Current-period information is preliminary and based on company data available at the time of the presentation.	18

Bank of America Corporation and Subsidiaries
Global Wealth & Investment Management Key Indicators
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2024	Second Quarter 2024	First Quarter 2024	Fourth Quarter 2023	Third Quarter 2023
	2024	2023
Revenue by Business
Merrill Wealth Management	$14,059	$13,135	$4,789	$4,623	$4,647	$4,326	$4,398
Bank of America Private Bank	2,868	2,743	973	951	944	901	923
Total revenue, net of interest expense	$16,927	$15,878	$5,762	$5,574	$5,591	$5,227	$5,321

Client Balances by Business, at period end
Merrill Wealth Management	$3,527,319	$2,978,229	$3,527,319	$3,371,418	$3,339,693	$3,182,735	$2,978,229
Bank of America Private Bank	666,622	572,624	666,622	640,467	633,697	606,639	572,624
Total client balances	$4,193,941	$3,550,853	$4,193,941	$4,011,885	$3,973,390	$3,789,374	$3,550,853

Client Balances by Type, at period end
Assets under management (1)	$1,861,124	$1,496,601	$1,861,124	$1,758,875	$1,730,005	$1,617,740	$1,496,601
Brokerage and other assets	1,856,806	1,578,123	1,856,806	1,779,881	1,758,642	1,688,923	1,578,123
Deposits	283,432	290,732	283,432	281,283	298,039	299,657	290,732
Loans and leases (2)	230,062	221,684	230,062	227,657	222,528	222,287	221,684
Less: Managed deposits in assets under management	(37,483)	(36,287)	(37,483)	(35,811)	(35,824)	(39,233)	(36,287)
Total client balances	$4,193,941	$3,550,853	$4,193,941	$4,011,885	$3,973,390	$3,789,374	$3,550,853

Assets Under Management Rollforward
Assets under management, beginning balance	$1,617,740	$1,401,474	$1,758,875	$1,730,005	$1,617,740	$1,496,601	$1,531,042
Net client flows	56,734	43,784	21,289	10,790	24,655	8,443	14,226
Market valuation/other	186,650	51,343	80,960	18,080	87,610	112,696	(48,667)
Total assets under management, ending balance	$1,861,124	$1,496,601	$1,861,124	$1,758,875	$1,730,005	$1,617,740	$1,496,601

(1)Defined as managed assets under advisory and/or discretion of GWIM.
(2)Includes margin receivables, which are classified in customer and other receivables on the Consolidated Balance Sheet.

Current-period information is preliminary and based on company data available at the time of the presentation.	19

Bank of America Corporation and Subsidiaries
Global Banking Segment Results
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2024	Second Quarter 2024	First Quarter 2024	Fourth Quarter 2023	Third Quarter 2023
	2024	2023
Net interest income	$9,965	$11,210	$3,230	$3,275	$3,460	$3,435	$3,613
Noninterest income:
Service charges	2,327	2,203	802	775	750	749	754
Investment banking fees	2,468	2,129	783	835	850	690	743
All other income	3,107	3,326	1,019	1,168	920	1,054	1,093
Total noninterest income	7,902	7,658	2,604	2,778	2,520	2,493	2,590
Total revenue, net of interest expense	17,867	18,868	5,834	6,053	5,980	5,928	6,203

Provision for credit losses	693	(347)	229	235	229	(239)	(119)

Noninterest expense	8,902	8,563	2,991	2,899	3,012	2,781	2,804
Income before income taxes	8,272	10,652	2,614	2,919	2,739	3,386	3,518
Income tax expense	2,275	2,876	719	803	753	914	950
Net income	$5,997	$7,776	$1,895	$2,116	$1,986	$2,472	$2,568

Net interest yield	2.36%	2.84%	2.22%	2.37%	2.50%	2.45%	2.68%
Return on average allocated capital (1)	16	21	15	17	16	20	21
Efficiency ratio	49.82	45.38	51.27	47.88	50.37	46.92	45.22

Balance Sheet
Average
Total loans and leases	$372,516	$380,076	$371,216	$372,738	$373,608	$374,862	$376,214
Total earning assets (2)	563,649	528,205	578,988	555,834	555,957	557,147	534,153
Total assets (2)	631,659	595,329	647,541	624,189	623,073	624,093	601,378
Total deposits	533,620	498,224	549,629	525,357	525,699	527,597	504,432
Allocated capital (1)	49,250	49,250	49,250	49,250	49,250	49,250	49,250

Period end
Total loans and leases	$375,159	$373,351	$375,159	$372,421	$373,403	$373,891	$373,351
Total earning assets (2)	583,742	521,423	583,742	550,525	554,253	552,453	521,423
Total assets (2)	650,936	588,578	650,936	620,217	623,204	621,751	588,578
Total deposits	556,953	494,938	556,953	522,525	527,113	527,060	494,938

(1)Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.
(2)Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity.

Current-period information is preliminary and based on company data available at the time of the presentation.	20

Bank of America Corporation and Subsidiaries
Global Banking Key Indicators
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2024	Second Quarter 2024	First Quarter 2024	Fourth Quarter 2023	Third Quarter 2023
	2024	2023
Investment Banking fees (1)
Advisory (2)	$990	$1,042	$351	$322	$317	$350	$396
Debt issuance	1,078	808	332	363	383	265	255
Equity issuance	400	279	100	150	150	75	92
Total Investment Banking fees (3)	$2,468	$2,129	$783	$835	$850	$690	$743

Business Lending
Corporate	$3,427	$3,693	$1,102	$1,260	$1,065	$1,235	$1,300
Commercial	3,773	3,765	1,246	1,247	1,280	1,251	1,262
Business Banking	174	191	57	58	59	62	61
Total Business Lending revenue	$7,374	$7,649	$2,405	$2,565	$2,404	$2,548	$2,623

Global Transaction Services
Corporate	$3,839	$4,424	$1,243	$1,261	$1,335	$1,322	$1,392
Commercial	2,876	3,172	968	938	970	967	998
Business Banking	1,092	1,161	369	362	361	370	379
Total Global Transaction Services revenue	$7,807	$8,757	$2,580	$2,561	$2,666	$2,659	$2,769

Average deposit balances
Interest-bearing	$375,187	$287,376	$395,459	$367,779	$362,100	$351,007	$315,289
Noninterest-bearing	158,433	210,848	154,170	157,578	163,599	176,590	189,143
Total average deposits	$533,620	$498,224	$549,629	$525,357	$525,699	$527,597	$504,432

Provision for credit losses	$693	$(347)	$229	$235	$229	$(239)	$(119)

Credit quality (4, 5)
Reservable criticized utilized exposure	$24,934	$22,025	$24,934	$22,619	$22,530	$21,597	$22,025
	6.30%	5.58%	6.30%	5.75%	5.70%	5.46%	5.58%

Nonperforming loans, leases and foreclosed properties	$2,780	$1,908	$2,780	$2,731	$3,075	$2,673	$1,908
	0.75%	0.51%	0.75%	0.74%	0.83%	0.72%	0.51%

Average loans and leases by product
U.S. commercial	$228,243	$228,461	$230,051	$228,189	$226,470	$225,070	$225,758
Non-U.S. commercial	74,524	80,889	73,077	74,227	76,284	78,483	78,748
Commercial real estate	54,440	56,690	52,672	54,984	55,683	56,735	57,573
Commercial lease financing	15,307	14,035	15,415	15,336	15,170	14,573	14,134
Other	2	1	1	2	1	1	1
Total average loans and leases	$372,516	$380,076	$371,216	$372,738	$373,608	$374,862	$376,214

Total Corporation Investment Banking fees
Advisory (2)	$1,134	$1,186	$387	$374	$373	$389	$448
Debt issuance	2,545	1,814	780	880	885	589	570
Equity issuance	990	687	270	357	363	199	232
Total investment banking fees including self-led deals	4,669	3,687	1,437	1,611	1,621	1,177	1,250
Self-led deals	(137)	(124)	(34)	(50)	(53)	(32)	(62)
Total Investment Banking fees	$4,532	$3,563	$1,403	$1,561	$1,568	$1,145	$1,188

(1)Investment banking fees represent total investment banking fees for Global Banking inclusive of self-led deals and fees included within Business Lending.
(2)Advisory includes fees on debt and equity advisory and mergers and acquisitions.
(3)Investment banking fees represent only the fee component in Global Banking and do not include certain other items shared with the Investment Banking Group under internal revenue sharing agreements.
(4)Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure is on an end-of-period basis and is also shown as a percentage of total commercial reservable utilized exposure, including loans and leases, standby letters of credit, financial guarantees, commercial letters of credit and bankers’ acceptances.
(5)Nonperforming loans, leases and foreclosed properties are on an end-of-period basis. The nonperforming ratio is nonperforming assets divided by loans, leases and foreclosed properties.

Current-period information is preliminary and based on company data available at the time of the presentation.	21

Bank of America Corporation and Subsidiaries
Global Markets Segment Results
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2024	Second Quarter 2024	First Quarter 2024	Fourth Quarter 2023	Third Quarter 2023
	2024	2023
Net interest income	$2,349	$1,080	$898	$770	$681	$598	$674
Noninterest income:
Investment and brokerage services	1,573	1,507	562	516	495	486	475
Investment banking fees	2,016	1,435	589	719	708	439	463
Market making and similar activities	10,397	11,002	3,349	3,218	3,830	2,428	3,195
All other income	637	415	232	236	169	137	135
Total noninterest income	14,623	14,359	4,732	4,689	5,202	3,490	4,268
Total revenue, net of interest expense (1)	16,972	15,439	5,630	5,459	5,883	4,088	4,942

Provision for credit losses	(42)	(71)	7	(13)	(36)	(60)	(14)

Noninterest expense	10,421	9,935	3,443	3,486	3,492	3,271	3,235
Income before income taxes	6,593	5,575	2,180	1,986	2,427	877	1,721
Income tax expense	1,912	1,533	632	576	704	241	473
Net income	$4,681	$4,042	$1,548	$1,410	$1,723	$636	$1,248

Return on average allocated capital (2)	14%	12%	14%	13%	15%	6%	11%
Efficiency ratio	61.40	64.35	61.17	63.83	59.38	80.00	65.47

Balance Sheet
Average
Total trading-related assets	$638,425	$618,908	$645,607	$639,763	$629,826	$615,414	$609,744
Total loans and leases	136,572	128,317	140,806	135,106	133,756	133,631	131,298
Total earning assets	709,208	647,386	728,186	706,383	692,851	667,094	655,971
Total assets	909,386	870,366	924,093	908,525	895,382	867,953	863,653
Total deposits	33,167	33,725	34,952	31,944	32,585	31,950	31,890
Allocated capital (2)	45,500	45,500	45,500	45,500	45,500	45,500	45,500

Period end
Total trading-related assets	$653,798	$613,009	$653,798	$619,122	$629,082	$542,544	$613,009
Total loans and leases	148,447	134,386	148,447	138,441	135,267	136,223	134,386
Total earning assets	742,221	660,172	742,221	701,978	698,279	637,955	660,172
Total assets	957,970	864,792	957,970	887,162	902,741	817,588	864,792
Total deposits	35,142	31,041	35,142	33,151	34,847	34,833	31,041

Trading-related assets (average)
Trading account securities	$323,223	$321,607	$325,236	$321,204	$323,210	$309,051	$307,990
Reverse repurchases	141,611	133,912	150,751	139,901	134,081	133,209	135,401
Securities borrowed	136,040	118,912	133,588	139,705	134,852	129,365	119,936
Derivative assets	37,551	44,477	36,032	38,953	37,683	43,789	46,417
Total trading-related assets	$638,425	$618,908	$645,607	$639,763	$629,826	$615,414	$609,744

(1)Substantially all of Global Markets total revenue is sales and trading revenue and investment banking fees, with a small portion related to certain revenue sharing agreements with other business segments. For additional sales and trading revenue information, see page 23.
(2)Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.

Current-period information is preliminary and based on company data available at the time of the presentation.	22

Bank of America Corporation and Subsidiaries
Global Markets Key Indicators
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2024	Second Quarter 2024	First Quarter 2024	Fourth Quarter 2023	Third Quarter 2023
	2024	2023
Sales and trading revenue (1)
Fixed-income, currencies and commodities	$8,907	$8,817	$2,934	$2,742	$3,231	$2,079	$2,710
Equities	5,794	4,940	1,996	1,937	1,861	1,540	1,695
Total sales and trading revenue	$14,701	$13,757	$4,930	$4,679	$5,092	$3,619	$4,405

Sales and trading revenue, excluding net debit valuation adjustment (2,3)
Fixed-income, currencies and commodities	$8,986	$8,916	$2,942	$2,737	$3,307	$2,206	$2,723
Equities	5,809	4,945	1,996	1,943	1,870	1,545	1,698
Total sales and trading revenue, excluding net debit valuation adjustment	$14,795	$13,861	$4,938	$4,680	$5,177	$3,751	$4,421

Sales and trading revenue breakdown
Net interest income	$1,868	$581	$744	$612	$512	$432	$518
Commissions	1,572	1,495	561	517	494	486	474
Trading	10,395	10,999	3,348	3,217	3,830	2,428	3,194
Other	866	682	277	333	256	273	219
Total sales and trading revenue	$14,701	$13,757	$4,930	$4,679	$5,092	$3,619	$4,405

(1)    Includes Global Banking sales and trading revenue of $495 million and $464 million for the nine months ended September 30, 2024 and 2023, $165 million, $186 million and $144 million for the third, second and first quarters of 2024, and $190 million and $133 million for the fourth and third quarters of 2023, respectively.
(2)    For this presentation, sales and trading revenue excludes net debit valuation adjustment (DVA) gains (losses), which include net DVA on derivatives, as well as amortization of own credit portion of purchase discount and realized DVA on structured liabilities. Sales and trading revenue excluding net DVA gains (losses) represents a non-GAAP financial measure. We believe the use of this non-GAAP financial measure provides additional useful information to assess the underlying performance of these businesses and to allow better comparison of period-to-period operating performance.
(3)Net DVA gains (losses) were $(94) million and $(104) million for the nine months ended September 30, 2024 and 2023, $(8) million, $(1) million and $(85) million for the third, second and first quarters of 2024, and $(132) million and $(16) million for the fourth and third quarters of 2023, respectively. FICC net DVA gains (losses) were $(79) million and $(99) million for the nine months ended September 30, 2024 and 2023, $(8) million, $5 million and $(76) million for the third, second and first quarters of 2024, and $(127) million and $(13) million for the fourth and third quarters of 2023, respectively. Equities net DVA gains (losses) were $(15) million and $(5) million for the nine months ended September 30, 2024 and 2023, $0, $(6) million and $(9) million for the third, second and first quarters of 2024, and $(5) million and $(3) million for the fourth and third quarters of 2023, respectively.

Current-period information is preliminary and based on company data available at the time of the presentation.	23

Bank of America Corporation and Subsidiaries
All Other Results (1)
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2024	Second Quarter 2024	First Quarter 2024	Fourth Quarter 2023	Third Quarter 2023
	2024	2023
Net interest income	$43	$260	$(1)	$6	$38	$79	$99
Noninterest income (loss)	(5,594)	(5,103)	(2,151)	(1,761)	(1,682)	(3,547)	(1,717)
Total revenue, net of interest expense	(5,551)	(4,843)	(2,152)	(1,755)	(1,644)	(3,468)	(1,618)

Provision for credit losses	(16)	(77)	(3)	(2)	(11)	24	(24)

Noninterest expense	1,426	1,492	171	261	994	2,551	593
Loss before income taxes	(6,961)	(6,258)	(2,320)	(2,014)	(2,627)	(6,043)	(2,187)
Income tax expense (benefit)	(5,720)	(6,058)	(2,025)	(1,764)	(1,931)	(2,292)	(2,276)
Net income (loss)	$(1,241)	$(200)	$(295)	$(250)	$(696)	$(3,751)	$89

Balance Sheet
Average
Total loans and leases	$8,680	$9,742	$8,570	$8,598	$8,872	$9,349	$9,412
Total assets (2)	372,885	239,891	382,528	381,539	354,484	346,628	269,159
Total deposits	110,995	45,357	117,804	115,766	99,339	93,739	68,010

Period end
Total loans and leases	$8,779	$9,283	$8,779	$8,285	$8,917	$8,842	$9,283
Total assets (3)	360,006	303,903	360,006	392,181	343,658	346,356	303,903
Total deposits	110,467	85,588	110,467	121,059	107,736	92,705	85,588

(1)All Other primarily consists of asset and liability management (ALM) activities, liquidating businesses and certain expenses not otherwise allocated to a business segment. ALM activities encompass interest rate and foreign currency risk management activities for which substantially all of the results are allocated to our business segments.
(2)Includes elimination of segments’ excess asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity of $948.0 billion and $981.8 billion for the nine months ended September 30, 2024 and 2023, $944.4 billion, $941.7 billion and $958.0 billion for the third, second and first quarters of 2024, and $958.4 billion and $955.7 billion for the fourth and third quarters of 2023, respectively.
(3)Includes elimination of segments’ excess asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity of $953.6 billion, $931.1 billion, $987.1 billion, $972.9 billion and $945.7 billion at September 30, 2024, June 30, 2024, March 31, 2024, December 31, 2023 and September 30, 2023, respectively.

Current-period information is preliminary and based on company data available at the time of the presentation.	24

Bank of America Corporation and Subsidiaries
Outstanding Loans and Leases
(Dollars in millions)
	September 30 2024	June 30 2024	September 30 2023
Consumer
Residential mortgage	$227,842	$227,870	$229,166
Home equity	25,483	25,442	25,492
Credit card	100,841	99,450	99,687
Direct/Indirect consumer (1)	105,695	103,834	104,059
Other consumer (2)	161	117	122
Total consumer loans excluding loans accounted for under the fair value option	460,022	456,713	458,526
Consumer loans accounted for under the fair value option (3)	229	231	253
Total consumer	460,251	456,944	458,779

Commercial
U.S. commercial	379,563	369,139	356,330
Non-U.S. commercial	127,738	122,183	123,713
Commercial real estate (4)	68,420	70,284	73,193
Commercial lease financing	14,992	14,874	13,904
	590,713	576,480	567,140
U.S. small business commercial	20,893	20,395	19,233
Total commercial loans excluding loans accounted for under the fair value option	611,606	596,875	586,373
Commercial loans accounted for under the fair value option (3)	3,943	2,966	3,997
Total commercial	615,549	599,841	590,370
Total loans and leases	$1,075,800	$1,056,785	$1,049,149

(1)Includes primarily auto and specialty lending loans and leases of $54.9 billion, $53.6 billion and $54.0 billion, U.S. securities-based lending loans of $47.3 billion, $46.7 billion and $46.5 billion and non-U.S. consumer loans of $2.8 billion, $2.8 billion and $2.8 billion at September 30, 2024, June 30, 2024 and September 30, 2023, respectively.
(2)Substantially all of other consumer is consumer overdrafts.
(3)Consumer loans accounted for under the fair value option includes residential mortgage loans of $63 million, $63 million and $67 million and home equity loans of $166 million, $168 million and $186 million at September 30, 2024, June 30, 2024 and September 30, 2023, respectively. Commercial loans accounted for under the fair value option includes U.S. commercial loans of $2.7 billion, $2.0 billion and $2.5 billion and non-U.S. commercial loans of $1.3 billion, $945 million and $1.5 billion at September 30, 2024, June 30, 2024 and September 30, 2023, respectively.
(4)Includes U.S. commercial real estate loans of $61.8 billion, $64.4 billion and $67.3 billion and non-U.S. commercial real estate loans of $6.6 billion, $5.9 billion and $5.9 billion at September 30, 2024, June 30, 2024 and September 30, 2023, respectively.

Current-period information is preliminary and based on company data available at the time of the presentation.	25

Bank of America Corporation and Subsidiaries
Quarterly Average Loans and Leases by Business Segment and All Other
(Dollars in millions)
	Third Quarter 2024
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$227,800	$114,919	$106,159	$1	$—	$6,721
Home equity	25,664	21,556	2,487	—	153	1,468
Credit card	99,908	96,512	3,395	—	—	1
Direct/Indirect and other consumer	104,732	54,451	50,280	—	—	1
Total consumer	458,104	287,438	162,321	1	153	8,191

Commercial
U.S. commercial	391,728	26,330	54,696	230,051	80,491	160
Non-U.S. commercial	125,377	—	714	73,077	51,085	501
Commercial real estate	69,404	13	7,624	52,672	9,077	18
Commercial lease financing	15,115	—	—	15,415	—	(300)
Total commercial	601,624	26,343	63,034	371,215	140,653	379
Total loans and leases	$1,059,728	$313,781	$225,355	$371,216	$140,806	$8,570

	Second Quarter 2024
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$227,567	$115,180	$105,603	$2	$—	$6,782
Home equity	25,529	21,366	2,419	—	156	1,588
Credit card	98,983	95,594	3,389	—	—	—
Direct/Indirect and other consumer	103,689	54,139	49,547	—	—	3
Total consumer	455,768	286,279	160,958	2	156	8,373

Commercial
U.S. commercial	386,232	25,964	53,911	228,189	78,007	161
Non-U.S. commercial	123,094	—	607	74,227	47,910	350
Commercial real estate	71,345	11	7,300	54,984	9,033	17
Commercial lease financing	15,033	—	—	15,336	—	(303)
Total commercial	595,704	25,975	61,818	372,736	134,950	225
Total loans and leases	$1,051,472	$312,254	$222,776	$372,738	$135,106	$8,598

	Third Quarter 2023
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$229,001	$116,828	$104,635	$1	$—	$7,537
Home equity	25,661	21,123	2,372	—	173	1,993
Credit card	98,049	94,781	3,268	—	—	—
Direct/Indirect and other consumer	104,134	53,840	50,291	—	—	3
Total consumer	456,845	286,572	160,566	1	173	9,533

Commercial
U.S. commercial	377,728	24,179	50,267	225,758	77,369	155
Non-U.S. commercial	123,781	—	681	78,748	44,306	46
Commercial real estate	74,088	10	7,055	57,573	9,450	—
Commercial lease financing	13,812	—	—	14,134	—	(322)
Total commercial	589,409	24,189	58,003	376,213	131,125	(121)
Total loans and leases	$1,046,254	$310,761	$218,569	$376,214	$131,298	$9,412

Current-period information is preliminary and based on company data available at the time of the presentation.	26

Bank of America Corporation and Subsidiaries
Commercial Credit Exposure by Industry (1, 2, 3, 4)
(Dollars in millions)
	Commercial Utilized			Total Commercial Committed
	September 30 2024	June 30 2024	September 30 2023	September 30 2024	June 30 2024	September 30 2023
Asset managers and funds	$110,334	$106,806	$106,525	$178,572	$174,326	$173,531
Finance companies	71,809	60,950	56,733	105,676	89,871	81,968
Real estate (5)	72,076	71,734	73,318	97,860	97,266	99,840
Capital goods	51,380	48,192	48,858	97,693	92,243	93,327
Healthcare equipment and services	34,584	34,369	34,986	64,800	62,557	61,151
Materials	25,583	25,662	25,132	56,501	56,069	55,496
Retailing	26,952	25,016	26,261	55,240	53,432	57,664
Consumer services	28,258	27,525	27,735	53,770	51,504	49,395
Food, beverage and tobacco	23,986	24,317	22,609	53,632	49,745	49,678
Individuals and trusts	34,995	34,124	32,297	49,583	46,069	43,323
Government and public education	31,954	31,755	32,058	47,706	47,840	46,602
Commercial services and supplies	23,465	23,282	24,089	42,362	42,292	42,992
Utilities	17,472	17,426	17,806	40,807	39,416	38,220
Transportation	24,214	23,798	24,004	35,834	34,860	36,607
Energy	14,033	12,332	13,855	35,580	37,122	36,312
Technology hardware and equipment	11,156	11,033	10,796	29,504	29,585	29,812
Software and services	11,411	10,901	10,160	28,023	26,734	24,839
Global commercial banks	20,922	21,621	27,544	24,330	24,819	30,313
Media	11,897	12,626	14,427	23,648	24,302	25,817
Vehicle dealers	17,681	18,179	14,359	23,424	23,546	21,334
Consumer durables and apparel	9,380	8,803	9,437	22,197	21,201	20,462
Pharmaceuticals and biotechnology	5,229	6,778	7,294	20,497	20,920	20,244
Insurance	8,281	9,903	11,357	18,506	20,115	21,811
Telecommunication services	8,708	9,165	9,276	18,156	17,685	17,005
Automobiles and components	8,359	8,044	7,207	16,798	16,192	15,447
Food and staples retailing	7,666	7,956	7,973	13,609	12,911	13,698
Financial markets infrastructure (clearinghouses)	2,880	2,953	2,409	5,104	5,156	4,762
Religious and social organizations	2,319	2,563	2,400	4,024	4,367	4,518
Total commercial credit exposure by industry	$716,984	$697,813	$700,905	$1,263,436	$1,222,145	$1,216,168

(1)Includes loans and leases, standby letters of credit and financial guarantees, derivative assets, assets held-for-sale, commercial letters of credit, bankers’ acceptances, securitized assets, foreclosed properties and other collateral acquired. Derivative assets are carried at fair value, reflect the effects of legally enforceable master netting agreements and have been reduced by cash collateral of $58.2 billion, $56.8 billion and $53.4 billion at September 30, 2024, June 30, 2024 and September 30, 2023, respectively. Not reflected in utilized and committed exposure is additional non-cash derivative collateral held of $26.4 billion, $27.4 billion and $32.9 billion, which consists primarily of other marketable securities, at September 30, 2024, June 30, 2024 and September 30, 2023, respectively.
(2)Total utilized and total committed exposure includes loans of $3.9 billion, $3.0 billion and $4.0 billion and issued letters of credit with a notional amount of $46 million, $25 million and $14 million accounted for under the fair value option at September 30, 2024, June 30, 2024 and September 30, 2023, respectively. In addition, total committed exposure includes unfunded loan commitments accounted for under the fair value option with a notional amount of $2.4 billion, $3.2 billion and $1.8 billion at September 30, 2024, June 30, 2024 and September 30, 2023, respectively.
(3)Includes U.S. small business commercial exposure.
(4)Includes the notional amount of unfunded legally binding lending commitments net of amounts distributed (e.g., syndicated or participated) to other financial institutions.
(5)Industries are viewed from a variety of perspectives to best isolate the perceived risks. For purposes of this table, the real estate industry is defined based on the primary business activity of the borrowers or the counterparties using operating cash flows and primary source of repayment as key factors.

Current-period information is preliminary and based on company data available at the time of the presentation.	27

Bank of America Corporation and Subsidiaries
Nonperforming Loans, Leases and Foreclosed Properties
(Dollars in millions)
	September 30 2024	June 30 2024	March 31 2024	December 31 2023	September 30 2023
Residential mortgage	$2,089	$2,097	$2,112	$2,114	$2,185
Home equity	413	422	438	450	479
Direct/Indirect consumer	175	152	147	148	128
Total consumer	2,677	2,671	2,697	2,712	2,792
U.S. commercial	699	700	720	636	561
Non-U.S. commercial	85	90	157	175	102
Commercial real estate	2,124	1,971	2,273	1,927	1,343
Commercial lease financing	18	19	16	19	18
	2,926	2,780	3,166	2,757	2,024
U.S. small business commercial	26	22	20	16	17
Total commercial	2,952	2,802	3,186	2,773	2,041
Total nonperforming loans and leases	5,629	5,473	5,883	5,485	4,833
Foreclosed properties (1)	195	218	151	145	160
Total nonperforming loans, leases, and foreclosed properties(2, 3)	$5,824	$5,691	$6,034	$5,630	$4,993

Fully-insured home loans past due 30 days or more and still accruing	$463	$466	$476	$527	$523
Consumer credit card past due 30 days or more and still accruing	2,563	2,415	2,446	2,419	2,097
Other loans past due 30 days or more and still accruing	3,483	2,770	2,907	2,974	2,848
Total loans past due 30 days or more and still accruing (4, 5)	$6,509	$5,651	$5,829	$5,920	$5,468

Fully-insured home loans past due 90 days or more and still accruing	$215	$211	$230	$252	$265
Consumer credit card past due 90 days or more and still accruing	1,306	1,257	1,299	1,224	1,016
Other loans past due 90 days or more and still accruing	626	332	343	280	286
Total loans past due 90 days or more and still accruing (5)	$2,147	$1,800	$1,872	$1,756	$1,567

Nonperforming loans, leases and foreclosed properties/Total assets (6)	0.18%	0.17%	0.18%	0.18%	0.16%
Nonperforming loans, leases and foreclosed properties/Total loans, leases and foreclosed properties (6)	0.54	0.54	0.58	0.54	0.48
Nonperforming loans and leases/Total loans and leases (6)	0.53	0.52	0.56	0.52	0.46

Commercial reservable criticized utilized exposure (7)	$27,439	$24,761	$24,529	$23,300	$23,722
Commercial reservable criticized utilized exposure/Commercial reservable utilized exposure (6)	4.25%	3.94%	3.93%	3.74%	3.83%
Total commercial criticized utilized exposure/Commercial utilized exposure (7)	4.45	4.14	4.13	4.00	4.12

(1)Includes repossessed assets of $22 million, $24 million and $23 million for the third, second and first quarters of 2024, and $22 million and $20 million for the fourth and third quarters of 2023, respectively.
(2)Balances do not include past due consumer credit card, consumer loans secured by real estate where repayments are insured by the FHA and individually insured long-term stand-by agreements (fully-insured home loans), and in general, other consumer and commercial loans not secured by real estate.
(3)Balances do not include nonperforming loans held-for-sale of $785 million, $707 million, $379 million, $161 million and $173 million at September 30, 2024, June 30, 2024, March 31, 2024, December 31, 2023 and September 30, 2023, respectively.
(4)Balances do not include loans held-for-sale past due 30 days or more and still accruing of $166 million, $46 million, $106 million, $72 million and $22 million at September 30, 2024, June 30, 2024, March 31, 2024, December 31, 2023 and September 30, 2023, respectively.
(5)These balances are excluded from total nonperforming loans, leases and foreclosed properties.
(6)Total assets and total loans and leases do not include loans accounted for under the fair value option of $4.2 billion, $3.2 billion, $2.9 billion, $3.6 billion and $4.3 billion at September 30, 2024, June 30, 2024, March 31, 2024, December 31, 2023 and September 30, 2023, respectively.
(7)Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure excludes loans held-for-sale, exposure accounted for under the fair value option and other nonreservable exposure.

Current-period information is preliminary and based on company data available at the time of the presentation.	28

Bank of America Corporation and Subsidiaries
Nonperforming Loans, Leases and Foreclosed Properties Activity (1)
(Dollars in millions)
	Third Quarter 2024	Second Quarter 2024	First Quarter 2024	Fourth Quarter 2023	Third Quarter 2023
Nonperforming Consumer Loans and Leases:
Balance, beginning of period	$2,671	$2,697	$2,712	$2,792	$2,729
Additions	232	223	254	247	297
Reductions:
Paydowns and payoffs	(98)	(118)	(131)	(129)	(117)
Sales	(1)	(1)	(1)	(57)	(2)
Returns to performing status (2)	(115)	(121)	(113)	(122)	(91)
Charge-offs (3)	(8)	(7)	(10)	(15)	(13)
Transfers to foreclosed properties	(4)	(2)	(14)	(4)	(11)
Total net additions (reductions) to nonperforming loans and leases	6	(26)	(15)	(80)	63
Total nonperforming consumer loans and leases, end of period	2,677	2,671	2,697	2,712	2,792
Foreclosed properties (4)	81	114	112	103	112
Nonperforming consumer loans, leases and foreclosed properties, end of period	$2,758	$2,785	$2,809	$2,815	$2,904

Nonperforming Commercial Loans and Leases (5):
Balance, beginning of period	$2,802	$3,186	$2,773	$2,041	$1,397
Additions	965	704	1,006	1,085	875
Reductions:
Paydowns	(374)	(505)	(220)	(121)	(153)
Sales	(7)	(9)	(1)	(1)	—
Returns to performing status (6)	(21)	(129)	(4)	(45)	(2)
Charge-offs	(386)	(357)	(368)	(186)	(67)
Transfers to foreclosed properties	(27)	(88)	—	—	—
Transfers to loans held-for-sale	—	—	—	—	(9)
Total net additions (reductions) to nonperforming loans and leases	150	(384)	413	732	644
Total nonperforming commercial loans and leases, end of period	2,952	2,802	3,186	2,773	2,041
Foreclosed properties (4)	114	104	39	42	48
Nonperforming commercial loans, leases and foreclosed properties, end of period	$3,066	$2,906	$3,225	$2,815	$2,089

(1)For amounts excluded from nonperforming loans, leases and foreclosed properties, see footnotes to Nonperforming Loans, Leases and Foreclosed Properties table on page 28.
(2)Consumer loans and leases may be returned to performing status when all principal and interest is current and full repayment of the remaining contractual principal and interest is expected, or when the loan otherwise becomes well-secured and is in the process of collection.
(3)Our policy is not to classify consumer credit card and non-bankruptcy related consumer loans not secured by real estate as nonperforming; therefore, the charge-offs on these loans have no impact on nonperforming activity and, accordingly, are excluded from this table.
(4)Includes repossessed assets of $21 million in consumer loans and $1 million in commercial loans for the third quarter of 2024. Includes $22 million, $22 million, $20 million and $19 million in consumer loans and $2 million, $1 million, $2 million and $1 million in commercial loans for the second and first quarters of 2024 and the fourth and third quarters of 2023.
(5)Includes U.S. small business commercial activity. Small business card loans are excluded as they are not classified as nonperforming.
(6)Commercial loans and leases may be returned to performing status when all principal and interest is current and full repayment of the remaining contractual principal and interest is expected, or when the loan otherwise becomes well-secured and is in the process of collection.

Current-period information is preliminary and based on company data available at the time of the presentation.	29

Bank of America Corporation and Subsidiaries
Quarterly Net Charge-offs and Net Charge-off Ratios (1)
(Dollars in millions)
	Third Quarter 2024		Second Quarter 2024		First Quarter 2024		Fourth Quarter 2023		Third Quarter 2023
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Net Charge-offs
Residential mortgage	$(2)	—%	$—	—%	$3	0.01%	$11	0.02%	$2	—%
Home equity	(5)	(0.07)	(14)	(0.23)	(13)	(0.20)	(17)	(0.26)	(14)	(0.22)
Credit card	928	3.70	955	3.88	899	3.62	777	3.07	673	2.72
Direct/Indirect consumer	56	0.21	51	0.20	65	0.26	49	0.19	25	0.10
Other consumer	67	n/m	67	n/m	74	n/m	93	n/m	118	n/m
Total consumer	1,044	0.91	1,059	0.93	1,028	0.91	913	0.79	804	0.70
U.S. commercial	135	0.15	87	0.10	66	0.07	67	0.07	5	0.01
Non-U.S. commercial	60	0.19	(3)	(0.01)	(9)	(0.03)	1	—	(2)	(0.01)
Total commercial and industrial	195	0.16	84	0.07	57	0.05	68	0.06	3	—
Commercial real estate	171	0.98	272	1.53	304	1.70	115	0.62	39	0.21
Commercial lease financing	—	—	—	—	1	0.03	(1)	—	3	0.08
	366	0.25	356	0.25	362	0.26	182	0.13	45	0.03
U.S. small business commercial	124	2.40	118	2.35	108	2.22	97	1.99	82	1.74
Total commercial	490	0.33	474	0.32	470	0.32	279	0.19	127	0.09
Total net charge-offs	$1,534	0.58	$1,533	0.59	$1,498	0.58	$1,192	0.45	$931	0.35

By Business Segment and All Other
Consumer Banking	$1,175	1.49%	$1,188	1.53%	$1,144	1.47%	$1,023	1.30%	$911	1.16%
Global Wealth & Investment Management	10	0.02	11	0.02	17	0.03	12	0.02	4	0.01
Global Banking	358	0.39	346	0.38	350	0.38	160	0.17	20	0.02
Global Markets	1	—	2	0.01	—	—	8	0.02	13	0.04
All Other	(10)	(0.44)	(14)	(0.66)	(13)	(0.59)	(11)	(0.48)	(17)	(0.68)
Total net charge-offs	$1,534	0.58	$1,533	0.59	$1,498	0.58	$1,192	0.45	$931	0.35

(1)Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding loans and leases excluding loans accounted for under the fair value option during the period for each loan and lease category.
n/m = not meaningful

Current-period information is preliminary and based on company data available at the time of the presentation.	30

Bank of America Corporation and Subsidiaries
Year-to-Date Net Charge-offs and Net Charge-off Ratios (1)
(Dollars in millions)
	Nine Months Ended September 30
	2024		2023
	Amount	Percent	Amount	Percent
Net Charge-offs
Residential mortgage	$1	—%	$5	—%
Home equity	(32)	(0.17)	(42)	(0.22)
Credit card	2,782	3.73	1,784	2.52
Direct/Indirect consumer	172	0.22	43	0.05
Other consumer	208	n/m	387	n/m
Total consumer	3,131	0.92	2,177	0.64
U.S. commercial	288	0.11	57	0.02
Non-U.S. commercial	48	0.05	18	0.02
Total commercial and industrial	336	0.09	75	0.02
Commercial real estate	747	1.41	130	0.24
Commercial lease financing	1	0.01	3	0.02
	1,084	0.25	208	0.05
U.S. small business commercial	350	2.32	222	1.62
Total commercial	1,434	0.32	430	0.10
Total net charge-offs	$4,565	0.58	$2,607	0.34

By Business Segment and All Other
Consumer Banking	$3,507	1.50%	$2,459	1.07%
Global Wealth & Investment Management	38	0.02	13	0.01
Global Banking	1,054	0.38	166	0.06
Global Markets	3	—	18	0.02
All Other	(37)	(0.56)	(49)	(0.67)
Total net charge-offs	$4,565	0.58	$2,607	0.34

(1)Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding loans and leases excluding loans accounted for under the fair value option during the period for each loan and lease category.
n/m = not meaningful

Current-period information is preliminary and based on company data available at the time of the presentation.	31

Bank of America Corporation and Subsidiaries
Allocation of the Allowance for Credit Losses by Product Type
(Dollars in millions)
	September 30, 2024		June 30, 2024		September 30, 2023
	Amount	Percent of Loans and Leases Outstanding (1)	Amount	Percent of Loans and Leases Outstanding (1)	Amount	Percent of Loans and Leases Outstanding (1)
Allowance for loan and lease losses
Residential mortgage	$280	0.12%	$283	0.12%	$344	0.15%
Home equity	29	0.11	64	0.25	68	0.27
Credit card	7,492	7.43	7,341	7.38	6,987	7.01
Direct/Indirect consumer	730	0.69	751	0.72	671	0.64
Other consumer	62	n/m	75	n/m	97	n/m
Total consumer	8,593	1.87	8,514	1.86	8,167	1.78
U.S. commercial (2)	2,567	0.64	2,586	0.66	2,764	0.74
Non-U.S. commercial	766	0.60	822	0.67	918	0.74
Commercial real estate	1,287	1.88	1,279	1.82	1,393	1.90
Commercial lease financing	38	0.25	37	0.25	45	0.33
Total commercial	4,658	0.76	4,724	0.79	5,120	0.87
Allowance for loan and lease losses	13,251	1.24	13,238	1.26	13,287	1.27
Reserve for unfunded lending commitments	1,100		1,104		1,353
Allowance for credit losses	$14,351		$14,342		$14,640

Asset Quality Indicators
Allowance for loan and lease losses/Total loans and leases (1)		1.24%		1.26%		1.27%
Allowance for loan and lease losses/Total nonperforming loans and leases		235		242		275
Ratio of the allowance for loan and lease losses/Annualized net charge-offs		2.17		2.15		3.60

(1)Ratios are calculated as allowance for loan and lease losses as a percentage of loans and leases outstanding excluding loans accounted for under the fair value option. For fair value option amounts, see Outstanding Loans and Leases and related footnotes on page 25.
(2)Includes allowance for loan and lease losses for U.S. small business commercial loans of $1.2 billion, $1.2 billion and $983 million at September 30, 2024, June 30, 2024 and September 30, 2023, respectively.
n/m = not meaningful

Current-period information is preliminary and based on company data available at the time of the presentation.	32

Exhibit A: Non-GAAP Reconciliations

Bank of America Corporation and Subsidiaries
Reconciliations to GAAP Financial Measures
(Dollars in millions, except per share information)

The Corporation evaluates its business using certain non-GAAP financial measures, including pretax, pre-provision income and ratios that utilize tangible equity and tangible assets, each of which is a non-GAAP financial measure. Tangible equity represents shareholders’ equity or common shareholders’ equity reduced by goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities ("adjusted" shareholders' equity or common shareholders’ equity). Return on average tangible common shareholders’ equity measures the Corporation’s net income applicable to common shareholders as a percentage of adjusted average common shareholders’ equity. The tangible common equity ratio represents adjusted ending common shareholders’ equity divided by total tangible assets (total assets less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities). Return on average tangible shareholders’ equity measures the Corporation’s net income as a percentage of adjusted average total shareholders’ equity. The tangible equity ratio represents adjusted ending shareholders’ equity divided by total tangible assets. Tangible book value per common share represents adjusted ending common shareholders’ equity divided by ending common shares outstanding. These measures are used to evaluate the Corporation’s use of equity. In addition, profitability, relationship and investment models all use return on average tangible shareholders’ equity as key measures to support our overall growth goals.

See the tables below for reconciliations of these non-GAAP financial measures to the most directly comparable financial measures defined by GAAP for the nine months ended September 30, 2024 and 2023, and the three months ended September 30, 2024, June 30, 2024, March 31, 2024, December 31, 2023 and September 30, 2023. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in understanding its results of operations and trends. Other companies may define or calculate these non-GAAP financial measures differently.

	Nine Months Ended September 30		Third Quarter 2024	Second Quarter 2024	First Quarter 2024	Fourth Quarter 2023	Third Quarter 2023
	2024	2023

Reconciliation of income before income taxes to pretax, pre-provision income
Income before income taxes	$22,146	$25,218	$7,324	$7,560	$7,262	$3,124	$8,095
Provision for credit losses	4,369	3,290	1,542	1,508	1,319	1,104	1,234
Pretax, pre-provision income	$26,515	$28,508	$8,866	$9,068	$8,581	$4,228	$9,329

Reconciliation of average shareholders’ equity to average tangible shareholders’ equity and average tangible common shareholders’ equity
Shareholders’ equity	$293,638	$281,579	$294,985	$293,403	$292,511	$288,618	$284,975
Goodwill	(69,021)	(69,022)	(69,021)	(69,021)	(69,021)	(69,021)	(69,021)
Intangible assets (excluding mortgage servicing rights)	(1,971)	(2,049)	(1,951)	(1,971)	(1,990)	(2,010)	(2,029)
Related deferred tax liabilities	869	895	864	869	874	886	890
Tangible shareholders’ equity	$223,515	$211,403	$224,877	$223,280	$222,374	$218,473	$214,815
Preferred stock	(27,493)	(28,397)	(25,984)	(28,113)	(28,397)	(28,397)	(28,397)
Tangible common shareholders’ equity	$196,022	$183,006	$198,893	$195,167	$193,977	$190,076	$186,418

Reconciliation of period-end shareholders’ equity to period-end tangible shareholders’ equity and period-end tangible common shareholders’ equity
Shareholders’ equity	$296,512	$287,064	$296,512	$293,892	$293,552	$291,646	$287,064
Goodwill	(69,021)	(69,021)	(69,021)	(69,021)	(69,021)	(69,021)	(69,021)
Intangible assets (excluding mortgage servicing rights)	(1,938)	(2,016)	(1,938)	(1,958)	(1,977)	(1,997)	(2,016)
Related deferred tax liabilities	859	886	859	864	869	874	886
Tangible shareholders’ equity	$226,412	$216,913	$226,412	$223,777	$223,423	$221,502	$216,913
Preferred stock	(24,554)	(28,397)	(24,554)	(26,548)	(28,397)	(28,397)	(28,397)
Tangible common shareholders’ equity	$201,858	$188,516	$201,858	$197,229	$195,026	$193,105	$188,516

Reconciliation of period-end assets to period-end tangible assets
Assets	$3,324,036	$3,153,090	$3,324,036	$3,257,996	$3,273,803	$3,180,151	$3,153,090
Goodwill	(69,021)	(69,021)	(69,021)	(69,021)	(69,021)	(69,021)	(69,021)
Intangible assets (excluding mortgage servicing rights)	(1,938)	(2,016)	(1,938)	(1,958)	(1,977)	(1,997)	(2,016)
Related deferred tax liabilities	859	886	859	864	869	874	886
Tangible assets	$3,253,936	$3,082,939	$3,253,936	$3,187,881	$3,203,674	$3,110,007	$3,082,939

Book value per share of common stock
Common shareholders’ equity	$271,958	$258,667	$271,958	$267,344	$265,155	$263,249	$258,667
Ending common shares issued and outstanding	7,688.8	7,923.4	7,688.8	7,774.8	7,866.9	7,895.5	7,923.4
Book value per share of common stock	$35.37	$32.65	$35.37	$34.39	$33.71	$33.34	$32.65

Tangible book value per share of common stock
Tangible common shareholders’ equity	$201,858	$188,516	$201,858	$197,229	$195,026	$193,105	$188,516
Ending common shares issued and outstanding	7,688.8	7,923.4	7,688.8	7,774.8	7,866.9	7,895.5	7,923.4
Tangible book value per share of common stock	$26.25	$23.79	$26.25	$25.37	$24.79	$24.46	$23.79

Current-period information is preliminary and based on company data available at the time of the presentation.	33